1

                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20001 AA


                         FORM 8-K/A

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE
               SECURITIES EXCHANGE ACT OF 1934



Date  of report (Date of earliest event reported)  September 10, 1997


                    M.G. Products, Inc.
     (Exact Name of Registrant as Specified in Charter)


California                       0-18660            33-0098392
(State  or  Other Jurisdiction  (Commission        (IRS Employer
of Incorporation)               File Number)       Identification No.)


                8154  Bracken Creek, San Antonio Texas 78266-2143
                (Address   of  Principal  Executive Offices)



Registrant's telephone number, including area code (210) 651-5188



The undersigned Registrant hereby amends Items (4) and (7) of its Current Report on Form 8-K dated September 10, 1997, due to the fact that the Certifying Accountant's revisions and letter had not been available for inclusion with the original filing.

Item 4. Changes in Registrant's Certifying Accountant.

a. On September 10, 1997, the Registrant received notice that the client/auditor relationship between M.G. Products, Inc. and Ernst & Young LLP ceased. The Company considers this to be a notification of the resignation of the Company's
     Certifying Accountant.

     The auditor's report of Ernst & Young LLP on the financial statements of M.G. Products,
     Inc. and subsidiaries as of December 31, 1996 and for each of the years in the two year period ending December 31, 1996 and 1995, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the auditors' report for the period ending December 31, 1996 and 1995, contained a separate paragraph regarding going concern issues.

     In connection with the audits of the two fiscal years ended December 31, 1995 and 1996, and in the subsequent period through September 10, 1997, there have been no disagreements with
     Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the
     subject  matter  of the disagreement.   There  were  no
     "reportable events" (as defined in
     Regulation S-K, Item 304) occurring during the fiscal years ending December 31, 1996 and 1995, nor during the subsequent interim period through September 10, 1997. The cessation of the client/auditor relationship between M.G. Products, Inc. and Ernst & Young LLP was approved by the Board of Directors of the Registrant.

b. Effective September 15, 1997, no other auditor has been appointed by the Board of Directors of the Registrant.

Item 5. Other Events.

     The Directors, Charles Chapman and Martin Goodman, resigned on August 22, 1997, as a result of which there are now three vacancies on the Board of Directors. These vacancies have not been filled.

Item   7.   Financial   Statements,  Pro   Forma   Financial
       Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

          None

     (b)  Pro Forma Financial Information.

          None

     (c)  Exhibits.

          Exhibit 1    Ernst & Young letter dated September 16, 1997.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              M.G. PRODUCTS, INC.


                              By   /s/ Eric Williams
                                   Eric Williams
                                   Chief Financial Officer

DATE:  September 17, 1997



                        EXHIBIT INDEX


Exhibit No.         Description             Sequentially Numbered Page

Exhibit 1           Letter dated September 16,1997       5


                   EXHIBIT 1 TO FORM 8-K/A

September 17, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K/A dated September 17, 1997 of MG Products, Inc. and are in agreement with the statements contained in paragraph 4a on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.





                                   Ernst & Young LLP